UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Diversified Small-Cap Growth Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. small-cap growth stocks declined in 2015, as losses in the second half of the year more than offset their solid first-half gains. Equities fell sharply around the world during the summer in response to a plunge in Chinese stocks, which stemmed from China’s decelerating economy and uncertainty regarding Chinese policy responses. Crumbling crude oil and commodity prices added to worries about slowing global growth. The U.S. economic expansion was largely unfazed by the global turmoil, however, and small-cap growth stocks recovered some lost ground in the final months of the year, even as the Federal Reserve prepared to raise short-term interest rates for the first time in nine years.

Your fund returned -6.38% in the second half of 2015 and 2.33% for the full year. As shown in the Performance Comparison table, the fund outperformed its MSCI benchmark and Lipper peer group index by a solid margin in both periods.

The fund’s full-year relative performance versus the MSCI index was driven by excellent stock selection, particularly in the health care, industrials and business services, and information technology sectors. The portfolio’s sector allocations—which are similar to those of the MSCI benchmark, as shown in the Sector Diversification table on page 6—had a marginal positive impact on relative performance.

We are honored to report that the fund’s longer-term record versus its peers remains excellent. Lipper ranked the Diversified Small-Cap Growth Fund in the top decile of the small-cap growth funds universe for the 3-, 5-, and 10-year periods ended December 31, 2015, and in the top quintile for the one-year period. Based on cumulative total return, Lipper ranked the fund 78 of 558, 29 of 489, 22 of 437, and 20 of 311 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2015, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

As you may already know, we have decided to change the fund’s name to T. Rowe Price QM U.S. Small-Cap Growth Equity Fund, effective February 24, 2016. (QM stands for quantitative management.) While there is no change in the fund’s investment process or management, we should note that including “U.S.” and “Equity” in the fund’s new name does require us to formally modify its investment policy (as stated in the fund’s prospectus) to be a policy of normally investing “at least 80% of net assets (including any borrowings for investment purposes) in equity securities issued by small-cap U.S. growth companies.” This change will also be effective February 24, 2016. We have followed the above policy in the past.

MARKET ENVIRONMENT

Despite constant worries about a slowing global economy, the U.S. economic recovery progressed at a steady pace during 2015. The labor market remained healthy, with nonfarm employment expanding by more than 200,000 jobs per month, on average, and the national unemployment rate dropping to 5.0% by the end of the year. While core inflation (which excludes volatile food and energy prices) has been creeping up to the Federal Reserve’s 2% inflation target, broad measures of inflation have remained subdued due to muted wage pressures, falling commodity prices, and the appreciation of the U.S. dollar versus other currencies. The Federal Reserve finally started the monetary tightening cycle on December 16 by raising the fed funds target rate range to 0.25% to 0.50%; it had been 0.00% to 0.25% since December 2008. However, many market participants expect a slow pace of future rate increases due to weakness in the energy and manufacturing sectors and concerns about slowing emerging markets.

The majority of European countries have been experiencing gradual improvement in their economic conditions and employment. The 28-country European Union posted a third-quarter gross domestic product (GDP) growth rate of 1.9%, the highest in four years. On the other side of the world, China’s economic activity continues to slow and stock market volatility has increased in the new year. The Chinese government’s efforts to stabilize the markets, including trading and selling restrictions, have not achieved the desired effect. Many of the larger emerging markets are commodity-exposed and have witnessed a sharp depreciation in their currencies relative to the dollar. This might create stresses in some markets, though a benefit is that their exports become more attractive to U.S. importers.

Small-cap stocks trailed large-cap shares in 2015. The small-cap Russell 2000 Index returned -4.41% versus 1.38% for the large-cap S&P 500 Index. As measured by various Russell indexes, growth stocks strongly outperformed value stocks across all market capitalizations.

Sector performance in the MSCI US Small Cap Growth Index was widely mixed. Health care stocks fared best, while information technology shares produced milder gains. Consumer staples companies were fairly flat. Financials and consumer discretionary companies fell moderately. The energy and materials sectors posted deep losses as commodity prices tumbled.

PORTFOLIO CHARACTERISTICS

While the fund’s 2015 absolute performance was not as strong as in previous years, we are pleased with its relative performance, especially considering the deep losses that small-caps experienced last summer. We believe this underscores the value of our quantitative and fundamental research and of having a diversified portfolio of quality companies. As we noted six months ago, the brisk gains that we enjoyed in the early years of the bull market are becoming harder to replicate as the bull market ages and the economic expansion matures. We believe it is more important than ever to remain committed to the strategy and investment process that has served our investors well over time; indeed, we are not changing our basic approach even though the fund’s name is changing. We believe our strategy and investment process will help us navigate through more challenging market conditions and ultimately reward patient investors with long-term capital growth:

●	We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders, such as investing in projects with an expected high return or reducing their share count through stock buybacks. We prefer companies that generate substantial free cash flow. They have the potential to be self-financing and can invest in periods when borrowing capital is not easy. In addition, they have the ability to buy back their stock—even in down markets—if management determines that a buyback is the best use of capital.

●	We seek companies with good earnings quality, sustainable growth characteristics, and attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

●	While stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. Given the unusual economic environment, we also take macroeconomic conditions into account.

●	The risk/return tradeoff determines the position size of our holdings. We tend to have larger positions in companies that are proven or stable, such as consumer staples companies. In contrast, we tend to have smaller positions in higher-risk companies.

●	We try to let our winners run—as long as their valuations are reasonable and their market capitalizations are not too large. Unfortunately, investors often sell their winners too early and hold their losers too long.

●	The fund’s sector allocations are usually similar to those of the MSCI US Small Cap Growth Index, as shown in the Sector Diversification table on page 6, but the portfolio may occasionally have small overweights or underweights.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio currently holds slightly less than 300 names, and only a handful of our stocks currently represent 1.0% or more of the fund’s net assets. This level of diversification should help manage the risk of investing in small-cap growth stocks. (Of course, diversification cannot assure a profit or protect against loss in a down market.) Our goal is to provide steady outperformance over time.

Cash reserves are a drag on long-term performance in a rising market, so we try to keep our cash position low and deploy cash flows quickly to stay fully invested. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible. The fund tends to have a fairly low annual turnover rate because our time horizon is longer than that of some other small-cap growth portfolios.

Our portfolio turnover rate in the 12 months ended December 31, 2015, was 9.5%, which is extraordinarily low—a more normal level of annual turnover for the fund is around 20%—and well below the 2015 average of 83.23% for small-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of January 19, 2016.)

PORTFOLIO REVIEW

Health care stocks contributed the most to fund performance in absolute terms in 2015, though the sector detracted from our results in the last six months. Biotechnology shares were top performers for the full year, helped by acquisitions, promising new drug trial data, and U.S. Food and Drug Administration approvals for new medicines. Several of our holdings were among the portfolio’s largest contributors to performance, including Anacor Pharmaceuticals, which we purchased in the first half of 2015; Neurocrine Biosciences; and Incyte. Biotechs in general had some rough sledding in the second half of 2015, and our investment in Puma Biotechnology detracted significantly from our full-year results. Shares were hurt by the release of disappointing Phase III trial data involving Puma’s drug neratinib for treating breast cancer. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our information technology stocks produced good returns for the year, primarily due to solid first-half performance. In the last six months of 2015, gains among software stocks offset losses among other tech segments, such as semiconductor-related and communications equipment companies. Several software names were significant absolute contributors to our full-year results, including Tyler Technologies and Manhattan Associates, which are two of our largest holdings, as shown in the Twenty-Five Largest Holdings table on page 12. One of our holdings—first purchased back in 2005—and one of the portfolio’s top contributors in 2015 was IT services company Heartland Payment Systems. Shares of this credit and debit card processing, payroll, and payment solutions provider climbed on news in December that it was being acquired by Global Payments.

Financials made a mild contribution to the fund’s full-year performance, as second-half weakness eroded earlier gains. Our diversified financial services companies far outpaced other underlying industries, primarily due to strong performance of electronic bond trading platform operator MarketAxess Holdings and index provider MSCI. Capital markets companies underperformed, especially asset managers, amid concerns about growth and prospective equity market returns. Discount broker E*TRADE Financial did well during the year, but Waddell & Reed Financial was one of our largest detractors, as the company has been struggling with outflows from its funds and portfolio manager departures. However, the company has attractive features, such as a strong balance sheet and a well-regarded brand, and its shares are trading with an attractive valuation and dividend yield. We believe the company will exercise better capital management and work to reverse the fund outflows and improve its earnings, but it could take some time.

We have a small allocation to the consumer staples sector, and our holdings, in aggregate, generated a marginal gain over the last year. Casey’s General Stores, which we added to the portfolio in the first half of the year, produced excellent returns in the last six months and was one of the fund’s top full-year absolute contributors. The company owns convenience stores in small towns in the Midwest. Retail pharmacy chain Rite Aid produced a small gain for the year, though shares sagged in the last six months even though Rite Aid agreed to be acquired by Walgreens. Boston Beer fared poorly, as the company continued to struggle with increased competition as well as sluggish sales of its core Samuel Adams products. However, we believe the company is an attractive long-term asset, with other product lines that have been successful in recent years, and a stable business.

Our industrials and business services holdings generally declined in 2015. While some industrial businesses are certainly benefiting from lower energy costs, those that have exposure to the energy sector—such as companies that sell their products or provide services to energy companies—have been struggling. For the year, Acuity Brands was a top performer in the portfolio. This electrical equipment company is benefiting as conventional lighting is being replaced by LED lighting, which is energy-efficient. Its innovation process is ahead of expectations, helping it take significant market share from competitors. On the other hand, trucking company Old Dominion Freight Line fell sharply in 2015 due to concerns about U.S. industrial production. However, we believe this high-quality growth company—which has a solid management team and almost no debt—has the potential to double its market share over the next five to seven years, as it takes advantage of weaker competitors in the “less than truckload” freight industry.

Consumer discretionary stocks detracted significantly from fund performance in the last six months and for the full year. Falling energy costs did not translate into increased spending on nonessentials in 2015; on the contrary, many consumers seem to be using the windfall to pay debts. Makers of textiles, apparel, and luxury goods fared poorly in both periods. Specialty retailers also struggled. Most of our hotel, restaurant, and leisure-oriented stocks declined for the year, but one excellent performer was Vail Resorts. The company owns ski resorts, including locations on some of the most visited mountains in North America. Vail has a proven management team that has demonstrated business model innovation by building its Epic Season Pass program and a formidable marketing organization. This has resulted in strong growth and a competitive advantage. In addition, the company’s fortunes do not seem to be closely tied to the economic cycle, which means it should be able to perform relatively well even during less favorable economic environments.

The energy sector fared poorly in the last six months and for the entire year. Our holdings—most of which declined for the year—represented only 2.7% of fund assets at the end of 2015. We have tried to concentrate our energy investments in high-quality companies that we believe can endure very low oil prices for some time. As a result, we eliminated several holdings in the last six months, including Stone Energy and Contango Oil & Gas.

OUTLOOK

Small-cap stocks underperformed their large-cap peers in 2015 and have continued to struggle in the new year, as investors seem to be moving away from risky assets. The financial markets have remained jittery, partially reflecting the persistent weakness in the natural resources and industrials and business services sectors. The valuations in the small-cap universe were still high at the end of December, albeit slightly lower than they were earlier in 2015.

Oil prices have continued falling into the new year and are currently around $30 per barrel. This is good for consumers and many businesses, but the stress these low oil prices create in the oil and commodity segments of the market are likely to lead to production shutdowns before global demand and supply come into balance.

As for the Federal Reserve and U.S. monetary policy, the new year started with some market participants expecting several additional rate increases in 2016. However, as noted earlier, weakness in the energy and manufacturing sectors and concerns about slowing growth in emerging markets could lead to a slower pace of tightening. Continued low interest rates would be supportive of economic and corporate fundamentals and could encourage capital markets activity, especially mergers and acquisitions.

The investment landscape is constantly changing, and volatility levels often wax and wane without warning, but our investment strategy remains the same. While we take macroeconomic events into account in the course of monitoring portfolio risks, having neutral sector weights versus our benchmark helps us avoid risks due to large moves in any one sector. We continue to favor high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses. We are grateful for the confidence that our shareholders have in our investment management abilities.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 29, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Earnings growth rate–current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI US Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price-to-earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)–current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
Tyler Technologies	1.2%
Vail Resorts	1.1
Domino's Pizza	1.0
Maximus	1.0
Casey's General Stores	1.0
Manhattan Associates	0.9
J & J Snack Foods	0.9
SS&C Technologies Holdings	0.9
MarketAxess Holdings	0.8
Middleby	0.8
Helen of Troy Limited	0.8
Liberty Ventures	0.8
ServiceMaster Global Holdings	0.8
Toro	0.8
Heartland Payment Systems	0.8
Pool	0.7
Lennox International	0.7
CBOE Holdings	0.7
Acuity Brands	0.7
Ultimate Software Group	0.7
Equity LifeStyle Properties	0.7
Signature Bank	0.7
WEX	0.7
Carters	0.7
Dexcom	0.7
Total	20.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/15

Best Contributors		Worst Contributors	
Heartland Payment Systems	9¢	SemGroup	-8¢
Tyler Technologies	9	Marriott Vacations Worldwide	-7
Casey's General Stores	5	Bluebird Bio	-6
Vail Resorts	5	Targa Resources	-6
Acuity Brands	5	PRA Group	-6
Dyax	4	Team Health Holdings	-6
Equity LifeStyle Properties	4	HSN	-5
John Bean Technologies	4	WEX	-5
MarketAxess Holdings	4	Fortinet	-5
Stamps.com	4	Steven Madden	-5
Total	53¢	Total	-59¢

12 Months Ended 12/31/15

Best Contributors		Worst Contributors	
Tyler Technologies	14¢	Targa Resources	-8¢
Heartland Payment Systems	11	SemGroup	-8
Pharmacyclics**	10	Puma Biotechnology	-8
Neurocrine Biosciences	9	Boston Beer	-6
Vail Resorts	9	Spirit Airlines	-6
Acuity Brands	9	Waddell & Reed Financial	-6
Synageva BioPharma**	8	PRA Group	-6
MarketAxess Holdings	8	Avis Budget Group	-6
Manhattan Associates	8	G-III Apparel*	-6
Casey's General Stores*	7	Marriott Vacations Worldwide	-5
Total	93¢	Total	-65¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.8%		
CONSUMER DISCRETIONARY 19.5%		
Auto Components 0.7%		
Gentherm (1)	139,300	6,602
Tenneco (1)	157,500	7,231
		13,833
Distributors 0.8%		
Pool	194,500	15,712
		15,712
Diversified Consumer Services 1.4%		
Capella Education	76,600	3,541
Service Corporation International	279,800	7,280
ServiceMaster Global Holdings (1)	409,300	16,061
Sotheby's	114,671	2,954
		29,836
Hotels, Restaurants & Leisure 6.3%		
Brinker	248,800	11,930
Buffalo Wild Wings (1)	46,100	7,360
Choice Hotels International	164,500	8,292
Churchill Downs	30,300	4,287
Denny's (1)	920,819	9,052
Diamond Resorts International (1)(2)	366,500	9,349
Domino's Pizza	193,600	21,538
Jack in the Box	140,800	10,801
Marriott Vacations Worldwide	182,300	10,382
Red Robin Gourmet Burgers (1)	60,700	3,748
Six Flags Entertainment	193,100	10,609
The Cheesecake Factory	77,100	3,555
Vail Resorts	182,000	23,294
		134,197

Household Durables 0.8%		
Helen of Troy Limited (1)	172,800	16,286
		16,286
Internet & Catalog Retail 2.0%		
HSN	234,900	11,902
Liberty TripAdvisor Holdings, Class A (1)	316,500	9,603
Liberty Ventures, Series A (1)	360,300	16,253
Shutterfly (1)	104,300	4,648
		42,406
Leisure Products 0.6%		
Brunswick	189,500	9,572
Polaris Industries (2)	35,400	3,042
		12,614
Media 1.8%		
Cable One	20,400	8,847
Eros International (1)(2)	112,400	1,028
Gray Television (1)	256,300	4,178
John Wiley & Sons	16,100	725
Live Nation Entertainment (1)	533,100	13,098
Starz (1)	315,350	10,564
		38,440
Multiline Retail 1.0%		
Big Lots (2)	189,100	7,288
Burlington Stores (1)	338,200	14,509
		21,797
Specialty Retail 2.4%		
Aaron's	67,659	1,515
Ascena Retail Group (1)	139,000	1,369
Buckle (2)	51,300	1,579
Chico's	154,900	1,653

Children's Place	41,400	2,285
DSW, Class A	156,100	3,724
Monro Muffler Brake	219,830	14,557
Murphy USA (1)	219,700	13,345
Sally Beauty Supply (1)	269,400	7,514
TSC	29,800	2,548
		50,089
Textiles, Apparel & Luxury Goods 1.7%		
Carters	166,800	14,850
Deckers Outdoor (1)	40,800	1,926
Fossil (1)(2)	13,975	511
G-III Apparel (1)	191,500	8,476
Hanesbrands	38,200	1,124
Steven Madden (1)	328,200	9,918
		36,805
Total Consumer Discretionary		412,015
CONSUMER STAPLES 4.0%		
Beverages 0.5%		
Boston Beer, Class A (1)	55,400	11,186
		11,186
Food & Staples Retailing 1.5%		
Casey's General Stores	176,800	21,295
Rite Aid (1)	1,317,700	10,331
		31,626
Food Products 1.5%		
Cal-Maine Foods (2)	61,900	2,868
J & J Snack Foods	157,281	18,350
TreeHouse Foods (1)	123,600	9,698
		30,916

Household Products 0.4%		
Spectrum Brands Holdings	82,600	8,409
		8,409
Personal Products 0.1%		
Nu Skin Enterprises, Class A (2)	63,500	2,406
		2,406
Total Consumer Staples		84,543
ENERGY 2.7%		
Energy Equipment & Services 0.7%		
Atwood Oceanics (2)	50,100	513
Core Laboratories (2)	23,400	2,544
Dril-Quip (1)	86,000	5,094
Oceaneering International	90,600	3,399
Oil States International (1)	74,300	2,025
Tesco	113,800	824
		14,399
Oil, Gas & Consumable Fuels 2.0%		
Carrizo Oil & Gas (1)	169,800	5,023
Clayton Williams Energy (1)(2)	22,100	654
Diamondback Energy (1)	126,300	8,449
Gran Tierra Energy (1)	250,200	543
Matador Resources (1)(2)	258,000	5,101
PDC Energy (1)	109,300	5,834
SemGroup	109,300	3,154
SM Energy (2)	117,700	2,314
Targa Resources	63,900	1,729
World Fuel Services	252,800	9,723
		42,524
Total Energy		56,923

FINANCIALS 9.4%		
Banks 1.3%		
Signature Bank (1)	99,100	15,199
SVB Financial Group (1)	77,500	9,215
Texas Capital Bancshares (1)	65,300	3,227
		27,641
Capital Markets 1.2%		
Affiliated Managers Group (1)	18,500	2,956
E*TRADE Financial (1)	382,627	11,341
Financial Engines (2)	129,200	4,350
Waddell & Reed Financial, Class A	211,300	6,056
		24,703
Consumer Finance 0.3%		
Pra (1)(2)	161,100	5,588
		5,588
Diversified Financial Services 2.6%		
CBOE Holdings	240,400	15,602
FactSet Research Systems	68,500	11,136
MarketAxess Holdings	152,300	16,995
MSCI, Class A	167,748	12,100
Newstar Financial (1)	37,500	337
		56,170
Insurance 0.5%		
AmTrust Financial Services	181,453	11,174
		11,174
Real Estate Investment Trusts 1.7%		
CoreSite Realty, REIT	95,000	5,388
CyrusOne, REIT	243,000	9,100
Equity LifeStyle Properties, REIT	228,300	15,221

FelCor Lodging Trust, REIT	904,200	6,601
		36,310
Real Estate Management & Development 1.1%		
Forest City Enterprises, Class A (1)	397,900	8,726
Jones Lang LaSalle	46,800	7,481
Kennedy-Wilson Holdings	291,300	7,015
		23,222
Thrifts & Mortgage Finance 0.7%		
MGIC Investment (1)	863,200	7,622
Radian	508,700	6,811
		14,433
Total Financials		199,241
HEALTH CARE 22.3%		
Biotechnology 8.0%		
ACADIA Pharmaceuticals (1)	166,700	5,943
Acceleron Pharma (1)	58,400	2,848
Acorda Therapeutics (1)(2)	86,600	3,705
Agios Pharmaceuticals (1)(2)	38,200	2,480
Alkermes (1)	114,000	9,049
Alnylam Pharmaceuticals (1)	55,800	5,253
AMAG Pharmaceuticals (1)(2)	92,400	2,789
Anacor Pharmaceuticals (1)	77,500	8,755
BioCryst Pharmaceuticals (1)	78,400	809
BioMarin Pharmaceutical (1)	44,800	4,693
Bluebird Bio (1)	54,200	3,481
Cepheid (1)	157,530	5,755
Clovis Oncology (1)(2)	34,000	1,190
Dyax (1)	247,200	9,300
Exelixis (1)(2)	524,800	2,960
Incyte (1)	115,288	12,503

Insmed (1)	252,300	4,579
Insys therapeutics (1)(2)	79,900	2,287
Intercept Pharmaceuticals (1)(2)	6,800	1,016
Ionis Pharmaceuticals (1)(2)	106,000	6,565
Ligand Pharmaceuticals, Class B (1)(2)	77,000	8,348
Medivation (1)	41,500	2,006
Neurocrine Biosciences (1)	247,400	13,995
Novavax (1)	580,400	4,869
Ophthotech (1)	46,900	3,683
OPKO Health (1)(2)	455,300	4,576
Prothena (1)	69,900	4,761
Puma Biotechnology (1)(2)	36,500	2,862
Regulus Therapeutics (1)(2)	62,800	548
Repligen (1)	106,100	3,001
Seattle Genetics (1)	107,600	4,829
Spark Therapeutics (1)	38,000	1,722
TESARO (1)(2)	70,900	3,709
Ultragenyx Pharmaceutical (1)	52,200	5,856
United Therapeutics (1)	57,200	8,958
		169,683

Health Care Equipment & Supplies 5.3%

Abaxis	87,600	4,878
Align Technology (1)	216,700	14,270
Cantel Medical	114,600	7,121
Cooper Companies	41,500	5,569
Dexcom (1)	178,700	14,636
Halyard Health (1)	139,700	4,667
HeartWare International (1)	12,000	605
ICU Medical (1)	70,500	7,951
IDEXX Laboratories (1)	98,000	7,146
Inogen (1)	117,300	4,703
Masimo (1)	177,700	7,376
Natus Medical (1)	180,300	8,663

Sirona Dental Systems (1)	112,200	12,294
West Pharmaceutical Services	214,100	12,893
		112,772
Health Care Providers & Services 3.7%		
Air Methods (1)	83,200	3,489
Centene (1)	205,300	13,511
Chemed	65,300	9,782
CorVel (1)	115,066	5,054
Health Net (1)	120,500	8,249
HealthSouth	187,000	6,509
MEDNAX (1)	105,100	7,531
Team Health Holdings (1)	210,500	9,239
U.S. Physical Therapy	136,200	7,311
WellCare Health Plans (1)	91,300	7,141
		77,816
Health Care Technology 0.4%		
athenahealth (1)(2)	17,600	2,833
Omnicell (1)	162,800	5,060
		7,893
Life Sciences Tools & Services 2.7%		
Affymetrix (1)	442,000	4,460
Bio-Rad Laboratories, Class A (1)	61,100	8,472
Bruker (1)	225,900	5,483
Cambrex (1)	202,700	9,545
INC Research Holdings, Class A (1)	117,200	5,686
Mettler-Toledo International (1)	9,000	3,052
Parexel International (1)	161,100	10,974
VWR (1)	334,100	9,458
		57,130
Pharmaceuticals 2.2%		
Akorn (1)	181,000	6,753

Jazz Pharmaceuticals (1)	14,600	2,052
Mallinckrodt (1)	20,180	1,506
Medicines Company (1)	127,100	4,746
Nektar Therapeutics (1)(2)	200,900	3,385
Pacira Pharmaceuticals (1)(2)	61,800	4,746
Phibro Animal Health, Class A	216,100	6,511
Prestige Brands (1)	277,100	14,265
Therapeutics MD (1)	220,700	2,289
Theravance (2)	104,300	1,099
Theravance Biopharma (1)(2)	28,829	473
		47,825
Total Health Care		473,119
INDUSTRIALS & BUSINESS SERVICES 14.2%		
Aerospace & Defense 2.0%		
Aerojet Rocketdyne Holdings (1)	259,800	4,068
Esterline Technologies (1)	43,000	3,483
HEICO, Class A	218,026	10,727
Hexcel	207,700	9,648
Teledyne Technologies (1)	153,400	13,607
		41,533
Airlines 0.5%		
Allegiant Travel	32,800	5,505
Spirit Airlines (1)	111,400	4,439
		9,944
Building Products 1.0%		
AAON	222,200	5,160
Lennox International	125,200	15,637
		20,797
Commercial Services & Supplies 2.0%		
Clean Harbors (1)	105,400	4,390

Marine 0.2%		
Kirby (1)	89,500	4,709
		4,709
Professional Services 1.2%		
Dun & Bradstreet	77,700	8,076
Exponent	183,408	9,161
Huron Consulting Group (1)	131,917	7,836
Trinet (1)	56,600	1,095
		26,168
Road & Rail 1.4%		
AMERCO	27,900	10,867
Avis Budget Group (1)	115,700	4,199
Landstar System	81,500	4,780
Old Dominion Freight Line (1)	170,200	10,054
		29,900
Trading Companies & Distributors 0.2%		
Beacon Roofing Supply (1)	104,600	4,307
		4,307
Total Industrials & Business Services		301,111
INFORMATION TECHNOLOGY 23.2%		
Communications Equipment 1.2%		
Arris (1)	321,300	9,822
Echostar (1)	94,100	3,680
Lumentum Holdings (1)	15,840	349
NetScout Systems (1)	158,000	4,851
Plantronics	116,100	5,505
Polycom (1)	192,684	2,426
		26,633

Electronic Equipment, Instruments & Components 1.8%		
Anixter International (1)	92,600	5,592
Cognex	226,100	7,635
Coherent (1)	92,300	6,010
FEI	119,600	9,543
OSI Systems (1)	101,900	9,034
		37,814
Internet Software & Services 2.8%		
Comscore (1)	168,600	6,938
CoStar Group (1)	48,000	9,921
Envestnet (1)(2)	156,200	4,663
j2 Global	103,200	8,495
LogMeIn (1)	97,100	6,515
MercadoLibre (2)	35,700	4,082
Stamps.com (1)	80,200	8,791
WebMD Health (1)(2)	194,612	9,400
		58,805
IT Services 6.7%		
Blackhawk Network Holdings (1)	164,000	7,251
Broadridge Financial Solutions	256,800	13,798
Cardtronics (1)	229,294	7,716
CoreLogic (1)	298,000	10,090
DST Systems	108,700	12,398
Euronet Worldwide (1)	177,100	12,828
Gartner (1)	140,300	12,725
Heartland Payment Systems	168,755	16,001
Jack Henry & Associates	95,200	7,431
Maximus	378,900	21,313
Perficient (1)	84,600	1,448
VeriFone Systems (1)	109,100	3,057
WEX (1)	170,000	15,028
		141,084

Semiconductor & Semiconductor Equipment 2.4%		
Atmel	537,100	4,625
Cabot Microelectronics (1)	65,000	2,846
Cavium (1)	127,400	8,372
Diodes (1)	118,500	2,723
Microsemi (1)	326,000	10,624
Semtech (1)	97,000	1,835
Silicon Laboratories (1)	43,000	2,087
Synaptics (1)	162,100	13,023
Teradyne	231,900	4,793
		50,928
Software 8.3%		
ACI Worldwide (1)	349,100	7,471
Aspen Technology (1)	253,700	9,580
Blackbaud	168,500	11,097
Commvault Systems (1)	45,300	1,783
Computer Modelling (CAD)	377,400	2,449
Descartes Systems (1)	314,600	6,317
Fair Isaac	119,900	11,292
Fortinet (1)	344,700	10,744
Manhattan Associates (1)	279,800	18,514
Monotype Imaging Holdings	132,715	3,137
Pegasystems	249,400	6,859
Proofpoint (1)	138,400	8,997
PTC (1)	280,900	9,728
SolarWinds (1)	152,100	8,959
SS&C Technologies Holdings	266,800	18,215
Tyler Technologies (1)	145,600	25,381
Ultimate Software Group (1)	79,500	15,543
		176,066
Total Information Technology		491,330

MATERIALS 3.5%

Chemicals 1.8%

Minerals Technologies	98,200	4,504
NewMarket	31,800	12,107
PolyOne	354,400	11,256
Stepan	63,738	3,167
W. R. Grace (1)	63,200	6,294
		37,328

Containers & Packaging 1.1%

Berry Plastics (1)	386,200	13,973
Graphic Packaging Holding	794,500	10,193
		24,166

Metals & Mining 0.3%

Compass Minerals	44,800	3,372
Stillwater Mining (1)	71,900	616
Worthington Industries	43,300	1,305
		5,293

Paper & Forest Products 0.3%

Clearwater Paper (1)	41,600	1,894
Kapstone Paper & Packaging	204,900	4,629
		6,523
Total Materials		73,310
Total Common Stocks (Cost $1,867,098)		2,091,592

SHORT-TERM INVESTMENTS 1.9%

Money Market Funds 1.9%

T. Rowe Price Reserve Investment Fund, 0.22% (3)(4)	38,991,009	38,991
Total Short-Term Investments (Cost $38,991)		38,991

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the year ended December 31, 2015.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, the value of loaned securities was $31,205,000; the value of cash collateral and related investments was $32,586,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,277,845,000 and $144,347,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. Additionally, all or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended December 31, 2015, the fund utilized $306,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $78,000 for Price Associates; $681,000 for T. Rowe Price Services, Inc.; and $61,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$6,012,000 from short-term capital gains,

●	$32,084,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $6,762,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $6,762,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank North
[181]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director (1999
[181]	to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of the Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2012	nonprofit education and social policy research organization (2011 to
[181]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of
Economic Advisers (2009 to 2011); Chair of Committee on the Status
of Minority Groups in the Economic Profession, American Economic
Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Diversified
Small-Cap Growth Fund	Principal Occupation(s)

Vinit Agrawal (1987)	Vice President, T. Rowe Price
Vice President

Boyko D. Atanassov (1969)	Vice President, T. Rowe Price and T. Rowe
Executive Vice President	Price Group, Inc.; formerly, Quantitative Equity
Research AVP, AllianceBernstein (to 2010)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Vidya Kadiyam (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Farris G. Shuggi (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016